Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, McKeel O Hagerty, Chief Executive Officer of Hagerty, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 12, 2024
	By:	/s/ McKeel O Hagerty
McKeel O Hagerty
Chief Executive Officer
(Principal Executive Officer)